UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2010 (December 8, 2010)

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia  30309

(Address of principal executive offices)  (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets

On December 8, 2010, EarthLink, Inc. (“EarthLink”) completed its previously announced acquisition of ITC^DeltaCom, Inc. (“ITC^DeltaCom”).  Pursuant to the Agreement and Plan of Merger, dated as of October 1, 2010 (the “Merger Agreement”), among EarthLink, Egypt Merger Corp., a wholly-owned subsidiary of EarthLink, and ITC^DeltaCom, Egypt Merger Corp. was merged with and into ITC^DeltaCom (the “Merger”).  ITC^DeltaCom survived as a wholly-owned subsidiary of EarthLink.  As a result of the Merger, each outstanding share of ITC^DeltaCom common stock, par value $0.01 per share (“Common Stock”) was converted into the right to receive $3.00 in cash.

ITC^DeltaCom has outstanding $325 million aggregate principal amount of 10.5% senior secured notes due 2016 (the “Notes”).  Under the related indenture, following the consummation of the Merger, ITC^DeltaCom will be required to offer to repurchase any or all of the Notes at 101% of their principal amount.  To the extent the Notes are not repurchased or repaid, the Notes would remain outstanding as obligations of ITC^DeltaCom and its subsidiaries following the Merger.  This announcement is not an offer to purchase, a solicitation of an offer to sell or a solicitation of consents with respect to any securities.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the related press release announcing the completion of EarthLink’s acquisition of ITC^DeltaCom that was issued by EarthLink on December 8, 2010 is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

(1)

The audited consolidated balance sheets of ITC^DeltaCom as of December 31, 2009 and December 31, 2008 and the consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto, which were included in ITC^DeltaCom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (filed on March 22, 2010), are filed as Exhibit 99.2 and incorporated herein by reference.

(2)

The unaudited condensed consolidated balance sheets of ITC^DeltaCom as of September 30, 2010 and the condensed consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the nine months ended September 30, 2010 and 2009, and the notes related thereto, which were included in ITC^DeltaCom’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (filed on November 15, 2010), are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information

(1)

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of October 1, 2010, by and among EarthLink, Inc., Egypt Merger Corp. and ITC^DeltaCom, Inc. (incorporated by reference to Exhibit 2.1 to EarthLink’s Current Report on Form 8-K, filed on October 1, 2010).

99.1	Press release issued by EarthLink, Inc., dated as of December 8, 2010.

99.2

The audited consolidated balance sheets of ITC^DeltaCom as of December 31, 2009 and December 31, 2008 and the consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto (incorporated by reference to ITC^DeltaCom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed on March 22, 2010).

99.3

The unaudited condensed consolidated balance sheets of ITC^DeltaCom as of September 30, 2010 and the condensed consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the nine months ended September 30, 2010 and 2009, and the notes related thereto (incorporated by reference to ITC^DeltaCom’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 15, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  December 8, 2010

EARTHLINK, INC.

By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of October 1, 2010, by and among EarthLink, Inc., Egypt Merger Corp. and ITC^DeltaCom, Inc. (incorporated by reference to Exhibit 2.1 to EarthLink’s Current Report on Form 8-K, filed on October 1, 2010).

99.1	Press release issued by EarthLink, Inc., dated as of December 8, 2010.

99.2

The audited consolidated balance sheets of ITC^DeltaCom as of December 31, 2009 and December 31, 2008 and the consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto (incorporated by reference to ITC^DeltaCom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed on March 22, 2010).

99.3

The unaudited condensed consolidated balance sheets of ITC^DeltaCom as of September 30, 2010 and the condensed consolidated statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the nine months ended September 30, 2010 and 2009, and the notes related thereto (incorporated by reference to ITC^DeltaCom’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 15, 2010).